Exhibit 99.5
                                 ------------
                Computational Materials and/or ABS Term Sheets

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                               Group 1 & Group 2

                        ARM and Fixed     $549,997,300

                                Detailed Report



 Summary of Loans in Statistical Calculation Pool                            Range
 (As of Calculation Date)
 Total Number of Loans                                             3,300
 Total Outstanding Balance                                  $549,997,300
 Average Loan Balance                                           $166,666     $1,242 to $1,000,000
 WA Mortgage Rate                                                 7.488%     4.700% to 15.625%
 Net WAC                                                          6.979%     4.191% to 15.116%
 ARM Characteristics
       WA Gross Margin                                            6.796%     2.750% to 11.850%
       WA Months to First Roll                                        29          1 to 59
       WA First Periodic Cap                                      1.780%     1.000% to 3.000%
       WA Subsequent Periodic Cap                                 1.405%     1.000% to 2.000%
       WA Lifetime Cap                                           14.291%    10.700% to 22.375%
       WA Lifetime Floor                                          7.434%     4.500% to 15.375%
 WA Original Term (months)                                           357        180 to 360
 WA Remaining Term (months)                                          353         11 to 360
 WA LTV                                                           70.89%      5.99% to 100.00%
       Percentage of Pool with CLTV > 100%                         0.00%
 WA FICO                                                             594
 Secured by (% of pool)  1st Liens                               100.00%
                         2nd Liens                                 0.00%
 Prepayment Penalty at Loan Orig (% of all loans)                 74.59%


------------------------------------------------------------------------------------------------------------------------------------
 Top 5 States:       Top 5 Prop:           Doc Types:           Purpose Codes:      Occ Codes:        Grades:        Orig PP Term:
------------------------------------------------------------------------------------------------------------------------------------
 CA     33.81%     SFR         72.38%    FULL        66.28%     RCO       53.07%    OO       99.31%   A     65.11%     0      25.41%
 FL      8.29%     PUD         15.35%    STATED      33.33%     PUR       42.68%    INV       0.54%   A-     6.60%     6       0.06%
 MA      4.72%     CND          6.65%    SIMPLE       0.31%     RNC        4.25%    2H        0.16%   B     11.11%     12      5.92%
 NY      3.83%     2 FAM        4.09%    ALT          0.09%                                           C     10.61%     24     30.24%
 NJ      3.59%     4 FAM        0.54%                                                                 C-     4.38%     36     34.33%
                                                                                                      D      2.19%     60      4.04%
------------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                               Group 1 & Group 2

                        ARM and Fixed     $549,997,300

                               Detailed Report


--------------------------------------------------------------------------------------------------------------
                                                    Program
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS       REMG.         ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
30Y LIB6M                       $6,071,325     34      1.10      $178,568      6.817     356.70    552   72.6
2/28 LIB6M                    $128,077,207    893     23.29      $143,424      7.620     350.12    591   72.9
2/28 LIB6M - IO - 24           $53,153,123    205      9.66      $259,284      6.801     359.17    612   78.6
2/28 LIB6M - IO - 60            $5,610,058     28      1.02      $200,359      6.667     357.50    607   78.3
3/27 LIB6M                    $230,246,411  1,427     41.86      $161,350      7.669     357.05    584   69.7
3/27 LIB6M - IO - 36           $67,688,426    278     12.31      $243,484      7.091     359.13    612   74.0
3/27 LIB6M - IO - 60            $4,005,052     18      0.73      $222,503      6.667     357.39    610   66.4
5/25 LIB6M                        $137,756      1      0.03      $137,756      5.750     359.00    711   70.0
15Yr Fixed                      $5,836,894     74      1.06       $78,877      7.994     171.24    599   51.6
15Yr Fixed - CC                 $1,946,036     24      0.35       $81,085      8.426     176.39    595   57.5
20Yr Fixed                         $37,838      1      0.01       $37,838     11.250     234.00    573   60.0
30Yr Fixed                     $31,797,508    210      5.78      $151,417      7.543     357.22    622   58.5
30Yr Fixed - CC                $12,567,420     88      2.28      $142,812      8.284     359.05    583   64.3
30Yr Fixed - IO - 60            $2,283,264     11      0.42      $207,569      6.809     358.29    636   60.9
30/15 Fixed Balloon               $538,980      8      0.10       $67,373     11.097     125.74    524   68.7
--------------------------------------------------------------------------------------------------------------
                              $549,997,300  3,300    100.00      $166,666      7.488     353.12    594   70.9
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                 Original Term
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS       REMG.         ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
ARM 360                       $494,989,358  2,884     90.00      $171,633      7.454     355.78    593   72.2
Fixed 180                       $8,321,911    106      1.51       $78,509      8.296     169.50    593   54.1
Fixed 240                          $37,838      1      0.01       $37,838     11.250     234.00    573   60.0
Fixed 360                      $46,648,193    309      8.48      $150,965      7.707     357.77    612   60.2
--------------------------------------------------------------------------------------------------------------
                              $549,997,300  3,300    100.00      $166,666      7.488     353.12    594   70.9
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                           Range of Current Balance
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS       REMG.         ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00              $1,348,957     74      0.25       $18,229     11.290     241.62    577   60.0
$25,000.01 - $50,000.00         $9,635,520    242      1.75       $39,816     10.288     298.54    575   62.0
$50,000.01 - $75,000.00        $28,566,081    468      5.19       $61,039      9.095     333.02    579   72.6
$75,000.01 - $100,000.00       $27,405,945    313      4.98       $87,559      8.340     343.06    581   68.5
$100,000.01 - $150,000.00      $86,214,474    688     15.68      $125,312      7.584     352.09    594   70.1
$150,000.01 - $200,000.00      $98,831,694    568     17.97      $173,999      7.229     356.01    595   69.7
$200,000.01 - $250,000.00      $74,472,027    333     13.54      $223,640      7.186     357.30    593   69.5
$250,000.01 - $300,000.00      $65,445,609    238     11.90      $274,982      7.128     358.38    599   72.7
$300,000.01 - $350,000.00      $41,528,907    128      7.55      $324,445      7.065     355.66    596   70.4
$350,000.01 - $400,000.00      $33,112,013     88      6.02      $376,273      7.243     357.00    602   72.3
$400,000.01 - $450,000.00      $23,224,497     54      4.22      $430,083      7.384     357.79    597   72.8



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                               Group 1 & Group 2

                        ARM and Fixed     $549,997,300

                                Detailed Report


--------------------------------------------------------------------------------------------------------------
                                           Range of Current Balance
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS       REMG.         ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
$450,000.01 - $500,000.00      $21,303,379     44      3.87      $484,168      7.352     358.94    593   72.7
$500,000.01 - $550,000.00       $9,512,891     18      1.73      $528,494      7.379     359.38    611   81.8
$550,000.01 - $600,000.00      $12,054,279     21      2.19      $574,013      7.722     359.10    590   78.2
$600,000.01 - $650,000.00       $5,082,732      8      0.92      $635,342      7.184     353.68    618   73.3
$650,000.01 - $700,000.00       $3,422,500      5      0.62      $684,500      6.952     359.40    661   77.7
$700,000.01 - $750,000.00         $750,000      1      0.14      $750,000      6.500     359.00    586   62.5
$750,000.01 - $800,000.00       $2,342,231      3      0.43      $780,744      6.941     359.00    592   62.0
$800,000.01 - $850,000.00         $839,250      1      0.15      $839,250      7.625     360.00    619   75.0
> $900,000.00                   $4,904,314      5      0.89      $980,863      6.779     358.80    600   66.4
--------------------------------------------------------------------------------------------------------------
                              $549,997,300  3,300    100.00      $166,666      7.488     353.12    594   70.9
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                     State
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS       REMG.         ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
Alabama                         $1,564,214     16      0.28       $97,763      8.345     355.69    583   72.4
Alaska                            $255,858      2      0.05      $127,929      8.965     359.00    551   54.2
Arizona                        $18,298,157    126      3.33      $145,223      7.145     354.36    605   74.6
Arkansas                          $563,747      9      0.10       $62,639      8.449     319.34    598   68.6
California                    $185,934,867    719     33.81      $258,602      6.987     357.09    596   69.1
Colorado                       $15,666,940     92      2.85      $170,293      6.936     357.93    614   77.4
Connecticut                    $10,418,556     54      1.89      $192,936      7.910     357.97    578   68.2
Delaware                          $834,699      9      0.15       $92,744      8.720     340.76    589   75.7
District of Columbia            $1,281,145      7      0.23      $183,021      8.472     350.95    585   59.2
Florida                        $45,591,250    297      8.29      $153,506      7.623     350.88    593   70.7
Georgia                         $8,562,394     62      1.56      $138,103      8.060     351.99    586   74.9
Hawaii                          $7,387,260     25      1.34      $295,490      6.890     358.23    618   64.0
Idaho                           $2,697,713     20      0.49      $134,886      7.449     355.64    588   69.5
Illinois                       $13,432,729     96      2.44      $139,924      7.614     351.90    599   73.0
Indiana                         $3,902,860     50      0.71       $78,057      8.309     345.65    606   79.0
Iowa                              $643,298      9      0.12       $71,478      9.349     338.09    567   63.9
Kansas                            $807,405      8      0.15      $100,926      8.530     352.07    576   77.0
Kentucky                        $2,650,535     30      0.48       $88,351      8.476     350.93    600   82.5
Louisiana                       $3,721,203     39      0.68       $95,415      8.099     345.52    577   72.6
Maine                             $487,080      4      0.09      $121,770      9.403     332.46    547   69.8
Maryland                       $13,735,907     79      2.50      $173,872      7.861     353.61    587   67.3
Massachusetts                  $25,946,261    118      4.72      $219,884      7.596     357.23    578   69.5
Michigan                       $12,873,235    137      2.34       $93,965      8.582     347.78    583   78.2
Minnesota                       $4,188,263     25      0.76      $167,531      7.525     352.36    628   73.4
Mississippi                     $1,591,999     19      0.29       $83,789      8.542     346.27    571   76.5
Missouri                        $7,038,854     72      1.28       $97,762      8.245     352.66    598   75.6
Montana                         $1,817,776     18      0.33      $100,988      7.957     341.17    604   73.2
Nebraska                          $835,856     11      0.15       $75,987      7.654     355.51    605   80.9



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                               Group 1 & Group 2

                        ARM and Fixed     $549,997,300

                                Detailed Report


--------------------------------------------------------------------------------------------------------------
                                                     State
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS       REMG.         ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
Nevada                         $16,551,423     88      3.01      $188,084      7.225     356.49    599   71.2
New Hampshire                   $4,344,075     26      0.79      $167,080      7.534     358.72    582   74.1
New Jersey                     $19,743,987     87      3.59      $226,942      8.114     352.04    596   71.6
New Mexico                      $3,010,161     20      0.55      $150,508      8.824     352.42    560   71.1
New York                       $21,090,826     95      3.83      $222,009      7.305     351.79    599   62.3
North Carolina                  $3,248,377     39      0.59       $83,292      9.034     324.54    573   63.7
North Dakota                      $417,260      6      0.08       $69,543      8.053     345.27    608   89.9
Ohio                            $4,249,963     56      0.77       $75,892      8.611     343.83    578   78.1
Oklahoma                        $1,584,061     28      0.29       $56,574      8.793     337.77    594   79.7
Oregon                          $4,807,367     39      0.87      $123,266      7.043     349.91    619   74.3
Pennsylvania                    $7,931,710     81      1.44       $97,922      7.877     344.08    587   71.0
Rhode Island                    $3,662,606     21      0.67      $174,410      7.616     358.22    578   65.6
South Carolina                  $1,188,903     12      0.22       $99,075      8.191     340.02    586   61.7
South Dakota                      $110,325      1      0.02      $110,325      7.950     359.00    631   80.0
Tennessee                       $8,128,282     80      1.48      $101,604      8.005     338.35    597   80.5
Texas                          $17,883,982    202      3.25       $88,535      8.257     332.78    606   74.3
Utah                            $4,693,891     35      0.85      $134,111      7.605     354.50    619   77.5
Vermont                           $307,894      2      0.06      $153,947      7.922     359.45    603   47.5
Virginia                       $19,379,212    108      3.52      $179,437      7.731     353.63    575   70.7
Washington                      $9,931,951     67      1.81      $148,238      7.186     351.93    597   73.1
West Virginia                     $911,535     12      0.17       $75,961      9.538     346.18    562   69.4
Wisconsin                       $3,734,663     39      0.68       $95,761      8.705     352.78    590   75.6
Wyoming                           $354,787      3      0.06      $118,262      8.066     348.30    649   78.2
--------------------------------------------------------------------------------------------------------------
                              $549,997,300  3,300    100.00      $166,666      7.488     353.12    594   70.9
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             Loan-to-Value Ratios
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS       REMG.         ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
<= 50.00                       $53,824,704    414      9.79      $130,011      7.563     346.16    575   40.1
50.01 - 55.00                  $28,091,962    167      5.11      $168,215      7.277     348.36    568   52.7
55.01 - 60.00                  $38,191,095    232      6.94      $164,617      7.353     350.47    573   58.0
60.01 - 65.00                  $40,453,914    227      7.36      $178,211      7.417     353.68    573   63.1
65.01 - 70.00                  $55,942,098    343     10.17      $163,096      7.662     353.54    571   68.4
70.01 - 75.00                  $63,891,905    345     11.62      $185,194      7.680     350.95    578   73.8
75.01 - 80.00                 $221,556,724  1,248     40.28      $177,529      7.208     357.13    622   79.8
80.01 - 85.00                  $14,763,330    110      2.68      $134,212      8.484     339.16    582   84.3
85.01 - 90.00                  $16,119,688     91      2.93      $177,139      8.418     348.85    578   89.6
90.01 - 95.00                   $8,366,583     46      1.52      $181,882      8.847     357.77    582   94.7
95.01 - 100.00                  $8,795,297     77      1.60      $114,225      8.496     358.61    612   99.9
--------------------------------------------------------------------------------------------------------------
                              $549,997,300  3,300    100.00      $166,666      7.488     353.12    594   70.9
--------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                               Group 1 & Group 2

                        ARM and Fixed     $549,997,300

                                Detailed Report


--------------------------------------------------------------------------------------------------------------
                                         Range of Current Gross Coupon
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS       REMG.         ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
4.501 - 5.000                   $1,489,411      6      0.27      $248,235      4.911     359.19    644   79.7
5.001 - 5.500                   $6,349,480     26      1.15      $244,211      5.394     358.25    629   71.2
5.501 - 6.000                  $43,370,666    206      7.89      $210,537      5.852     357.04    628   70.7
6.001 - 6.500                  $95,243,945    440     17.32      $216,464      6.351     357.01    614   71.2
6.501 - 7.000                 $106,451,395    532     19.35      $200,097      6.812     356.79    606   69.8
7.001 - 7.500                  $74,946,905    364     13.63      $205,898      7.303     357.74    593   70.9
7.501 - 8.000                  $78,986,405    415     14.36      $190,329      7.793     355.18    588   69.8
8.001 - 8.500                  $39,004,508    268      7.09      $145,539      8.317     351.68    582   70.3
8.501 - 9.000                  $37,331,447    259      6.79      $144,137      8.787     352.83    558   69.4
9.001 - 9.500                  $20,717,872    186      3.77      $111,386      9.329     345.02    563   73.0
9.501 - 10.000                 $20,238,673    198      3.68      $102,216      9.788     341.17    557   75.2
10.001 - 10.500                $10,227,895    133      1.86       $76,901     10.302     324.76    558   77.5
10.501 - 11.000                 $5,846,927     81      1.06       $72,184     10.808     311.21    542   77.8
11.001 - 11.500                 $3,548,415     61      0.65       $58,171     11.295     319.91    581   73.5
11.501 - 12.000                 $2,962,078     47      0.54       $63,023     11.764     319.60    541   76.8
12.001 - 12.500                 $1,369,410     25      0.25       $54,776     12.317     286.86    598   71.9
12.501 - 13.000                   $486,961     12      0.09       $40,580     12.688     299.03    547   65.3
13.001 - 13.500                   $596,145     14      0.11       $42,582     13.279     260.26    544   67.8
13.501 - 14.000                   $252,531     10      0.05       $25,253     13.776     210.74    533   56.6
> 14.000                          $576,231     17      0.10       $33,896     14.637     274.25    562   62.3
--------------------------------------------------------------------------------------------------------------
                              $549,997,300  3,300    100.00      $166,666      7.488     353.12    594   70.9
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                 Property Type
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS       REMG.         ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
SFR                           $398,107,572  2,493     72.38      $159,690      7.529     352.15    592   70.2
PUD                            $84,436,127    420     15.35      $201,038      7.291     355.86    598   73.4
CND                            $36,576,051    233      6.65      $156,979      7.276     357.80    607   73.9
2 FAM                          $22,487,480    109      4.09      $206,307      7.756     353.47    593   69.2
4 FAM                           $2,981,565     11      0.54      $271,051      7.872     355.97    619   76.3
3 FAM                           $2,751,769     15      0.50      $183,451      7.848     344.02    641   58.0
CNDP                            $2,159,568     13      0.39      $166,121      6.984     355.64    654   74.7
MNF                               $497,168      6      0.09       $82,861      9.264     324.68    600   64.4
--------------------------------------------------------------------------------------------------------------
                              $549,997,300  3,300    100.00      $166,666      7.488     353.12    594   70.9
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
                                                    Purpose
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS       REMG.         ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
RCO                           $291,909,804  1,741     53.07      $167,668      7.560     350.68    574   64.0
PUR                           $234,717,169  1,375     42.68      $170,703      7.364     357.27    621   79.7



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                               Group 1 & Group 2

                        ARM and Fixed     $549,997,300

                                Detailed Report


--------------------------------------------------------------------------------------------------------------
                                                    Purpose
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS       REMG.         ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
 RNC                           $23,370,327    184      4.25      $127,013      7.844     341.92    591   68.4
--------------------------------------------------------------------------------------------------------------
                              $549,997,300  3,300    100.00      $166,666      7.488     353.12    594   70.9
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
                                                   Occupancy
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS       REMG.         ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
OO                            $546,178,214  3,272     99.31      $166,925      7.485     353.10    594   71.0
INV                             $2,952,274     24      0.54      $123,011      8.014     355.88    591   60.5
2H                                $866,812      4      0.16      $216,703      7.453     357.84    617   61.4
--------------------------------------------------------------------------------------------------------------
                              $549,997,300  3,300    100.00      $166,666      7.488     353.12    594   70.9
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                Range of Months Remaining to Scheduled Maturity
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS       REMG.         ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
 1 - 120                          $788,582     23      0.14       $34,286     10.710      95.05    562   74.8
 121 - 180                      $7,482,047     84      1.36       $89,072      8.037     176.31    596   51.6
 181 - 300                     $23,476,135    402      4.27       $58,398     10.291     293.95    573   74.3
 301 - 360                    $518,250,536  2,791     94.23      $185,686      7.348     358.74    595   71.0
--------------------------------------------------------------------------------------------------------------
                              $549,997,300  3,300    100.00      $166,666      7.488     353.12    594   70.9
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                      Collateral Grouped by Document Type
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS       REMG.         ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
FULL                          $364,511,968  2,306     66.28      $158,071      7.434     352.73    586   71.7
STATED INCOME                 $183,296,686    975     33.33      $187,997      7.578     354.64    611   69.2
SIMPLE                          $1,712,519     17      0.31      $100,736      9.543     273.78    577   72.1
ALT                               $476,127      2      0.09      $238,063      6.618      352.4    650   72.4
--------------------------------------------------------------------------------------------------------------
                              $549,997,300  3,300    100.00      $166,666      7.488     353.12    594   70.9
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by FICO
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS       REMG.         ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
 801 - 820                        $438,110      3      0.08      $146,037      6.162     352.91    812   77.2
 781 - 800                      $1,103,424      6      0.20      $183,904      6.589     357.71    791   72.4
 761 - 780                      $2,662,264     10      0.48      $266,226      6.804     359.75    769   79.7
 741 - 760                      $2,313,473     16      0.42      $144,592      7.041     323.92    752   72.0



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                               Group 1 & Group 2

                        ARM and Fixed     $549,997,300

                                Detailed Report


--------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by FICO
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS       REMG.         ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
721 - 740                       $5,824,769     36      1.06      $161,799      6.576     352.69    729   77.6
701 - 720                      $10,686,757     67      1.94      $159,504      6.953     354.12    710   78.3
681 - 700                      $17,483,794     99      3.18      $176,604      6.786     353.45    690   76.1
661 - 680                      $27,710,029    146      5.04      $189,795      7.066     353.94    670   78.3
641 - 660                      $37,689,513    230      6.85      $163,867      7.108     351.62    649   75.4
621 - 640                      $62,643,686    341     11.39      $183,706      7.000     356.05    631   72.4
601 - 620                      $74,849,073    411     13.61      $182,115      7.189     353.55    611   72.1
581 - 600                      $83,404,742    461     15.16      $180,921      7.333     355.42    591   72.5
561 - 580                      $58,576,006    354     10.65      $165,469      7.655     354.28    570   69.2
541 - 560                      $53,473,023    340      9.72      $157,274      7.831     352.14    550   64.7
521 - 540                      $54,401,232    349      9.89      $155,877      8.070     353.37    529   66.0
501 - 520                      $49,974,907    350      9.09      $142,785      8.369     350.83    511   65.9
<= 500                          $6,762,499     81      1.23       $83,488      9.846     314.98    489   71.9
--------------------------------------------------------------------------------------------------------------
                              $549,997,300  3,300    100.00      $166,666      7.488     353.12    594   70.9
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
                                                     Grade
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS       REMG.         ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
A                             $358,092,473  2,009     65.11      $178,244      7.213     355.14    609   72.9
A-                             $36,286,181    244      6.60      $148,714      7.700     347.85    575   67.7
B                              $61,127,456    383     11.11      $159,602      7.843     348.29    567   66.9
C                              $58,350,235    391     10.61      $149,233      8.132     349.47    563   65.8
C-                             $24,093,524    175      4.38      $137,677      8.193     352.93    569   72.8
D                              $12,047,431     98      2.19      $122,933      8.711     351.47    549   63.4
--------------------------------------------------------------------------------------------------------------
                              $549,997,300  3,300    100.00      $166,666      7.488     353.12    594   70.9
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
                                Collateral Grouped by Prepayment Penalty Months
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS       REMG.         ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
0                             $139,744,399    867     25.41      $161,182      8.127     350.92    592   69.5
6                                 $326,042      2      0.06      $163,021      6.960     356.69    587   79.9
12                             $32,554,981    147      5.92      $221,462      7.601     356.08    594   68.2
24                            $166,309,582    915     30.24      $181,759      7.152     355.96    597   74.8
36                            $188,831,511  1,180     34.33      $160,027      7.241     354.49    593   70.0
60                             $22,230,785    189      4.04      $117,623      7.920     329.61    603   61.4
--------------------------------------------------------------------------------------------------------------
                              $549,997,300  3,300    100.00      $166,666      7.488     353.12    594   70.9
--------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                               Group 1 & Group 2

                        ARM and Fixed     $549,997,300

                                Detailed Report


--------------------------------------------------------------------------------------------------------------
                          Range of Months to Roll                       (Excludes    416 Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------
                      WA        CURRENT     # OF      % OF       AVERAGE       GROSS       REMG.         ORIG
 DESCRIPTION          MTR       BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
0 - 6                   4      $30,450,682    430      6.15       $70,816      9.585     308.23    570   73.8
13 - 18                17       $4,787,823     32      0.97      $149,619      6.701     353.36    602   71.3
19 - 24                23     $164,583,196    825     33.25      $199,495      7.062     358.89    600   74.8
25 - 31                30       $5,170,596     32      1.04      $161,581      6.865     353.82    610   74.2
32 - 37                35     $289,859,305  1,564     58.56      $185,332      7.476     359.08    590   70.5
>= 38                  59         $137,756      1      0.03      $137,756      5.750     359.00    711   70.0
--------------------------------------------------------------------------------------------------------------
                              $494,989,358  2,884    100.00      $171,633      7.454     355.78    593   72.2
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                              Range of Margin                           (Excludes    416 Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS       REMG.         ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
2.001 - 3.000                      $43,131      1      0.01       $43,131     11.125     295.00    683   70.0
3.001 - 4.000                   $5,297,810     29      1.07      $182,683      6.498     357.19    570   69.5
4.001 - 5.000                  $15,989,382     87      3.23      $183,786      6.536     358.06    581   62.5
5.001 - 6.000                 $115,275,524    638     23.29      $180,683      6.973     355.09    602   72.0
6.001 - 7.000                 $168,938,494    968     34.13      $174,523      7.097     355.37    607   72.8
7.001 - 8.000                 $126,636,983    736     25.58      $172,061      7.861     355.97    582   72.2
8.001 - 9.000                  $46,574,817    289      9.41      $161,159      8.463     357.29    568   71.9
9.001 - 10.000                 $13,412,313    110      2.71      $121,930      9.587     356.34    546   77.0
10.001 - 11.000                 $2,442,643     21      0.49      $116,316     10.049     357.29    543   79.0
11.001 - 12.000                   $378,261      5      0.08       $75,652     11.819     353.82    578   90.0
--------------------------------------------------------------------------------------------------------------
6.796                         $494,989,358  2,884    100.00      $171,633      7.454     355.78    593   72.2
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
                          Range of Maximum Rates                        (Excludes    416 Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS       REMG.         ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
10.501 - 11.000                   $342,217      2      0.07      $171,109      5.365     356.77    692   83.9
11.001 - 11.500                 $1,612,181      8      0.33      $201,523      5.499     353.73    635   74.2
11.501 - 12.000                 $9,048,468     46      1.83      $196,706      5.752     357.11    633   71.4
12.001 - 12.500                $18,209,069     93      3.68      $195,796      6.110     357.75    616   70.9
12.501 - 13.000                $46,658,284    230      9.43      $202,862      6.194     358.22    610   70.6
13.001 - 13.500                $84,395,885    387     17.05      $218,077      6.453     358.76    609   71.3
13.501 - 14.000                $92,571,046    460     18.70      $201,241      6.911     358.90    600   71.0
14.001 - 14.500                $66,933,649    331     13.52      $202,216      7.368     358.22    590   72.3
14.501 - 15.000                $61,282,087    309     12.38      $198,324      7.880     357.91    586   72.8
15.001 - 15.500                $30,855,484    206      6.23      $149,784      8.424     356.32    581   72.8
15.501 - 16.000                $30,339,597    210      6.13      $144,474      8.927     352.95    559   72.4
16.001 - 16.500                $16,893,889    155      3.41      $108,993      9.386     348.16    562   74.7
16.501 - 17.000                $16,628,787    155      3.36      $107,282      9.857     341.97    557   77.0



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                             Series 2005-5
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                               Group 1 & Group 2

                        ARM and Fixed     $549,997,300

                                Detailed Report


--------------------------------------------------------------------------------------------------------------
                          Range of Maximum Rates                        (Excludes    416 Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS       REMG.         ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
17.001 - 17.500                 $7,587,038     99      1.53       $76,637     10.327     334.21    553   78.6
17.501 - 18.000                 $4,680,869     62      0.95       $75,498     10.875     321.84    547   78.9
18.001 - 18.500                 $2,620,452     47      0.53       $55,754     11.335     327.48    579   73.7
18.501 - 19.000                 $2,120,902     37      0.43       $57,322     11.832     332.39    546   75.6
19.001 - 19.500                 $1,022,491     18      0.21       $56,805     12.329     302.16    595   72.5
> 19.500                        $1,186,963     29      0.24       $40,930     13.562     299.91    560   66.3
--------------------------------------------------------------------------------------------------------------
14.291                        $494,989,358  2,884    100.00      $171,633      7.454     355.78    593   72.2
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                         Initial Periodic Rate Cap                      (Excludes    416 Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS       REMG.         ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
1.000                           $6,653,343     38      1.34      $175,088      6.903     356.58    559   72.8
1.500                         $392,511,665  2,235     79.30      $175,620      7.499     356.16    594   72.9
2.000                           $1,603,952     13      0.32      $123,381      8.154     347.06    587   67.7
3.000                          $94,220,398    598     19.03      $157,559      7.290     354.27    590   69.1
--------------------------------------------------------------------------------------------------------------
                              $494,989,358  2,884    100.00      $171,633      7.454     355.78    593   72.2
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                       Subsequent Periodic Rate Cap                     (Excludes    416 Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS       REMG.         ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
1.000                          $94,546,961    607     19.10      $155,761      7.282     354.17    589   69.8
1.500                         $400,205,571  2,275     80.85      $175,915      7.494     356.16    594   72.8
2.000                             $236,827      2      0.05      $118,413      7.622     359.00    528   66.7
--------------------------------------------------------------------------------------------------------------
                              $494,989,358  2,884    100.00      $171,633      7.454     355.78    593   72.2
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                       Range of Lifetime Rate Floor                     (Excludes    416 Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS       REMG.         ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
4.001 - 5.000                   $1,709,193      8      0.35      $213,649      5.069     358.00    643   79.8
5.001 - 6.000                  $47,138,512    223      9.52      $211,383      5.824     358.30    622   71.5
6.001 - 7.000                 $186,280,474    899     37.63      $207,209      6.597     358.80    607   71.6
7.001 - 8.000                 $136,454,814    670     27.57      $203,664      7.553     358.12    589   71.8
8.001 - 9.000                  $66,285,891    445     13.39      $148,957      8.587     355.33    568   71.5
9.001 - 10.000                 $36,128,122    326      7.30      $110,822      9.597     346.04    559   76.0
> 10.000                       $20,992,352    313      4.24       $67,068     10.996     326.08    556   76.3
--------------------------------------------------------------------------------------------------------------
                              $494,989,358  2,884    100.00      $171,633      7.454     355.78    593   72.2
--------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                               Group 1 & Group 2

                        ARM and Fixed     $549,997,300

                                Detailed Report


--------------------------------------------------------------------------------------------------------------
                       Next Interest Adjustment Date                    (Excludes    416 Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS       REMG.         ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
07/05                           $5,615,327     86      1.13       $65,294      9.887     295.04    557   73.2
08/05                           $4,282,859     69      0.87       $62,070     10.109     296.65    578   75.3
09/05                           $3,634,087     57      0.73       $63,756     10.193     295.13    579   75.7
10/05                           $4,993,357     71      1.01       $70,329      9.963     307.38    578   74.7
11/05                           $5,789,101     76      1.17       $76,172      9.141     322.93    572   71.3
12/05                           $6,135,951     71      1.24       $86,422      8.694     322.99    561   73.8
09/06                              $79,503      1      0.02       $79,503      7.990     351.00    560   80.0
10/06                             $526,436      4      0.11      $131,609      6.872     352.00    582   76.0
11/06                           $1,786,048     12      0.36      $148,837      7.381     353.00    589   67.7
12/06                           $2,395,836     15      0.48      $159,722      6.113     354.00    618   72.7
01/07                           $1,947,436     15      0.39      $129,829      6.935     355.00    558   60.8
02/07                           $3,947,585     22      0.80      $179,436      7.244     356.00    563   62.2
03/07                           $7,195,524     54      1.45      $133,250      7.363     357.02    581   71.2
04/07                          $30,127,423    166      6.09      $181,491      7.041     358.04    597   71.8
05/07                          $76,145,294    349     15.38      $218,181      6.992     359.00    604   75.9
06/07                          $45,219,934    219      9.14      $206,484      7.135     360.00    605   77.3
09/07                             $169,791      1      0.03      $169,791      6.300     351.00    717   78.9
10/07                             $907,102      5      0.18      $181,420      7.252     352.00    573   73.8
11/07                             $855,758      5      0.17      $171,152      6.699     353.00    620   69.5
12/07                             $990,184      7      0.20      $141,455      6.114     354.00    672   74.2
01/08                           $2,247,761     14      0.45      $160,554      7.145     355.00    585   75.7
02/08                           $1,795,283     10      0.36      $179,528      7.355     356.00    571   66.0
03/08                           $4,088,493     27      0.83      $151,426      7.475     357.00    579   66.9
04/08                          $44,383,450    249      8.97      $178,247      7.500     358.04    588   66.0
05/08                         $161,236,933    843     32.57      $191,266      7.547     359.00    587   70.4
06/08                          $78,355,146    435     15.83      $180,127      7.320     360.00    600   73.6
05/10                             $137,756      1      0.03      $137,756      5.750     359.00    711   70.0
--------------------------------------------------------------------------------------------------------------
                              $494,989,358  2,884    100.00      $171,633      7.454     355.78    593   72.2
--------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.